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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 29, 2000
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                                 PH GROUP, INC.
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        (Exact name of Small Business Issuer as specified in its charter)

         Ohio                 Commission File No. 0-8115       31-0737351
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(State or other jurisdiction                              (I.R.S. Employer
of incorporation)                                        Identification Number)

2241 CityGate Drive, Columbus, Ohio         43219
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (614) 416-7250
                                                     --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)





                                Page 1 of 6 Pages
                           Index to Exhibits on Page 4


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             ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective November 29, 2000, the Board of Directors of PH Group Inc. (the "Company") agreed to dismiss the accounting firm of Deloitte & Touche LLP, which had served as independent public accountants for the Company prior to and until November 29, 2000. The Company appointed the accounting firm of GBQ Partners LLP to serve as independent public accountants for the Company effective December 1, 2000.

The reports of Deloitte & Touche LLP on the financial statements for the fiscal years ended December 31, 1999, and December 31, 1998 contained no adverse opinion or disclaimer of opinion and neither of such reports was qualified or modified as to uncertainty, audit scope or accounting principles.

There have been no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal years ended December 31, 1998, and December 31, 1999, or in the interim period of January 1,2000 through November 29, 2000, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

   (a) - (b)  None required.

   (c)        Exhibits

              Exhibit Number        Description
              --------------        -----------

                  16.1 Letter, dated November 29, 2000, from Deloitte & Touche LLP, in that firm's capacity as the former independent accountants of PH Group Inc.

                  16.2 Letter, dated November 29, 2000, from PH Group Inc. to Deloitte & Touche LLP to advise of the intention to change independent accountants.










                                Page 2 of 6 Pages
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                                   SIGNATURES

Persuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               PH Group, Inc,

                                               an Ohio Corporation

Date:  December  4, 2000                             By: \s\ Charles T. Sherman
     ----------------------                              ----------------------
                                                         Charles T. Sherman
                                                         President





                                Page 3 of 6 Pages
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                                  EXHIBIT INDEX

ITEM   16  .               EXHIBITS AND REPORTS
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         (a)      List of Exhibits

Exhibit Number    Description                                            Page #
--------------    -----------                                            ------

     16.1         Letter, dated November 29, 2000, from Deloitte &         5
                  Touche LLP, in that firm's capacity as the former independent accountants of PH Group Inc.


     16.2         Letter, dated November 29, 2000, from PH Group           6
                  Inc. to Deloitte & Touche LLP to advise of the intention to change independent accountants.














                                Page 4 of 6 Pages